UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00042

DWS Portfolio Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	1/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

January 31, 2014

Annual Report

to Shareholders

DWS Core Plus Income Fund

Contents
3 Letter to Shareholders
4 Portfolio Management Review
11 Performance Summary
13 Investment Portfolio
38 Statement of Assets and Liabilities
40 Statement of Operations
42 Statement of Changes in Net Assets
43 Financial Highlights
48 Notes to Financial Statements
67 Report of Independent Registered Public Accounting Firm
68 Information About Your Fund's Expenses
70 Tax Information
71 Advisory Agreement Board Considerations and Fee Evaluation
76 Board Members and Officers
81 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Having recently joined Deutsche Asset & Wealth Management as president of the DWS funds and head of Fund Administration, I'd like to take this opportunity to introduce myself. I come with 20 years of experience in asset management and the mutual fund industry. My job is to work closely with your fund board to ensure optimal oversight of the DWS funds' management and operations. I look forward to serving in this role on your behalf.

As for the economy, experts seem to agree that both the U.S. and global economies are recovering. Interest rates, while destined to rise to a level more in line with historical "normal" at some point, will likely remain relatively low for the foreseeable future. The stock markets continue to demonstrate strength as housing rebounds, American manufacturing strengthens, the U.S. budget deficit improves and unemployment continues to move lower. However, uncertainty persists regarding the pace of the recovery, the eventual tapering of government bond purchases, the potential for further political gridlock around the fiscal impasse and lingering effects of the financial crisis. All this uncertainty may well contribute to volatility in both the bond and stock markets.

It may help to remember that market fluctuations are not unusual. However, significant market swings may also reflect behavior that is driven more by investor emotion than any fundamental factors relating to the securities in question. If volatility is making you nervous, it may be time to review your investments. A trusted financial advisor can help you determine if a strategy change is appropriate and identify risk management strategies that serve your specific goals and situation.

Best regards,
Brian Binder

President, DWS Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

For the annual period ended January 31, 2014, DWS Core Plus Income Fund returned –1.27%. The Barclays U.S. Aggregate Bond Index returned 0.12%. The average return for the fund's Morningstar peer group, the Intermediate-Term Bond Funds category, was 0.24%.

Investment Strategy
The fund seeks to maximize total return consistent with preservation of capital and prudent management by investing for both income and capital appreciation. The fund invests mainly in U.S. dollar-denominated fixed-income securities including corporate bonds, U.S. government and agency bonds, and mortgage- and asset-backed securities. The fund may also invest significantly in foreign investment-grade fixed-income securities and non-investment-grade (high-yield or junk bonds) securities of U.S. and foreign issuers, including issuers in countries with new or emerging securities markets. To maintain liquidity, the fund may also invest in cash or money market instruments.

Early in the period, longer-term U.S. Treasury yields vacillated with hopes for the U.S. economy and concerns over the European debt crisis. On the monetary policy front, the U.S. Federal Reserve Board (the Fed) continued to pursue measures designed to maintain extraordinarily low interest rates, and central banks in Europe and Japan followed suit. Despite the high level of monetary accommodation, inflation remained modest. With respect to credit risk, investors generally took a benign view of conditions following the resolution at year-end of the U.S. "fiscal cliff" wrangling, and sought yield wherever it could be found. The positive sentiment for risk assets was supported by continued improvement in the key housing and employment measures, despite a tax hike and spending cuts under sequestration that took effect beginning in March 2013. In Europe, the sovereign debt crisis continued to be papered over, although events surrounding Cyprus in March served notice to policy makers that much work remained.

As the period ending January 31, 2014 progressed, the interest rate environment became a negative factor for bond prices overall, as U.S. Treasury rates moved higher on optimism over prospects for the U.S. economy. At the same time, speculation increased over the extent to which the Fed would continue to maintain its ongoing levels of support to the economy. The negative sentiment intensified in late June 2013 on comments from the Fed chairman to the effect that the economy may have stabilized sufficiently to allow for a tapering of long-term bond purchases under its quantitative easing program. In mid-September 2013, the Fed backed off of its earlier guidance, and suggested that the inevitable reduction of its support for the bond market would likely not begin until sometime in 2014. While markets gradually became more comfortable with the pace and extent of the Fed's withdrawal of support, long rates for the most part drifted higher over the last several months of 2013 against a generally positive economic backdrop. In the U.S., optimism over growth was spurred by progress in budget talks, that culminated in a bipartisan two-year agreement, as well as in a late December 2013 release, that placed third-quarter U.S. gross domestic product (GDP) growth at 4.1%.

However, the tenor of the markets would shift in the last few weeks of the fiscal period ending January 31, 2014, as a range of developments suggested that the prospects for sustained growth remained uncertain. These included a softening in U.S. manufacturing and employment data, and renewed concerns as to whether growth in China would be sufficient to support conditions more broadly in emerging markets. The result was a significant decline in longer-term Treasury yields over January of 2014.

"The fund's above-benchmark duration stance was based in part on our view that the Fed has committed to being very cautious about withdrawing support as long as inflation remains low and employment conditions remain subpar."

The Fed maintained the benchmark federal funds rate at basically zero throughout the 12 months. Despite the decline late in the fiscal period ending January 31, 2014, U.S. Treasury yields finished the 12 months notably higher as the Treasury yield curve steepened. For the full period, the two-year yield went from 0.27% to 0.34%, the five-year from 0.88% to 1.49%, the 10-year from 2.02% to 2.67% and the 30-year from 3.17% to 3.61%.

Positive and Negative Contributors to Performance

By far the largest detractor from the fund's relative performance over the 12 months was our generally above-benchmark overall portfolio duration and corresponding interest rate sensitivity. This stance was based in part on our view that the Fed has committed to being very cautious about withdrawing support as long as inflation remains low and employment conditions remain subpar. In addition, we believe the apparent consensus reached with respect to the outlook for sustained growth is fragile and overlooks a number of points of vulnerability, including continued stress in Europe and jitters over growth in China. Late in the fiscal period, our duration stance was of benefit as U.S. Treasury rates dipped.

In an environment of narrowing credit spreads, the fund's significant weightings to credit-sensitive sectors boosted relative performance for the period. This included the fund's allocation to investment-grade corporate bonds and, in particular, our emphasis within investment-grade on some of the more credit-sensitive sectors, such as basic industry, energy and finance. In addition, we have had a significant out-of-benchmark allocation to high-yield corporate bonds, mostly in the BB-quality range, which added to returns relative to the benchmark. Our out-of-benchmark exposure to emerging-markets debt acted as a modest constraint on relative performance for the 12 months ending January 31, 2014. While sovereign debt performance was hurt by its longer duration profile and greater interest rate sensitivity given a rising rate backdrop, our focus on shorter-duration, investment-grade corporate debt within emerging markets helped to mitigate the impact of the overall decline in emerging-markets bonds.

Outlook and Positioning

At the end of the period, the fund's largest allocation was a position of approximately 39% of assets in mortgage-backed securities (MBS), followed by 23% in investment-grade corporate bonds. Other significant allocations included 15% in U.S. Treasury and Agency securities and 15% in high-yield corporate bonds. Emerging-markets debt constituted 7% of fund assets. The MBS total includes contracts to purchase "to-be-announced" securities that have yet to be issued, a practice which enables the fund to maintain exposure to current-coupon MBS on an ongoing basis without having to sell other securities in the portfolio.

We currently view developed-market economies as more likely to surprise on the downside than the upside, and therefore generally expect to maintain overall duration in the neutral-to-above-benchmark range over the near term. Despite recent modest progress, U.S. employment levels remain substandard and, with inflation remaining below-target, there would not appear to be any substantive reason for the Fed to accelerate any shift in policy. Nonetheless, given market jitters about the direction of the economy and Fed policy, we expect there will be opportunities to add value in security selection on volatility. While fundamentals remain strong, we are somewhat cautious with respect to investment-grade corporates given current valuations, and may look for opportunities to rotate into other sectors. We are maintaining a strong focus on quality and liquidity as we select individual securities within each sector.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Portfolio Manager for Retail Fixed Income: New York.

— BIS, University of Minnesota.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Intermediate-Term Bond Funds category represents funds that focus on corporate, government, foreign or other issues with an average duration of greater than or equal to 3.5 years but less than or equal to six years, or an average effective maturity of more than four years but less than 10 years. Source: Morningstar, Inc.

Sovereign debt is debt that is issued by a national government.

Quantitative easing entails the Fed's purchase of government and other securities from the market in an effort to increase money supply.

The federal funds rate is the interest rate, set by the U.S. Federal Reserve Board, at which banks lend money to each other, usually on an overnight basis.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Performance Summary January 31, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/14
Unadjusted for Sales Charge	–1.27%	5.77%	2.26%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–5.71%	4.80%	1.79%
Barclays U.S. Aggregate Bond Index†	0.12%	4.93%	4.62%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/14
Unadjusted for Sales Charge	–2.01%	4.98%	1.45%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–4.89%	4.81%	1.45%
Barclays U.S. Aggregate Bond Index†	0.12%	4.93%	4.62%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/14
Unadjusted for Sales Charge	–1.92%	5.00%	1.47%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–1.92%	5.00%	1.47%
Barclays U.S. Aggregate Bond Index†	0.12%	4.93%	4.62%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/14
No Sales Charge	–1.02%	6.03%	2.49%
Barclays U.S. Aggregate Bond Index†	0.12%	4.93%	4.62%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/14
No Sales Charge	–1.03%	6.09%	2.56%
Barclays U.S. Aggregate Bond Index†	0.12%	4.93%	4.62%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 are 1.04%, 1.96%, 1.85%, 0.81% and 0.71% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
1/31/14	$10.76	$10.77	$10.77	$10.76	$10.72
1/31/13	$11.19	$11.20	$11.19	$11.19	$11.15
Distribution Information as of 1/31/14
Income Dividends, Twelve Months	$.29	$.20	$.20	$.31	$.31
January Income Dividend	$.0235	$.0167	$.0167	$.0258	$.0257
SEC 30-day Yield††	2.63%	2.00%	2.01%	3.00%	3.00%
Current Annualized Distribution Rate††	2.62%	1.86%	1.86%	2.88%	2.88%

†† The SEC yield is net investment income per share earned over the month ended January 31, 2014, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.45%, 1.68%, 1.78%, 2.81% and 2.86% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2014. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.44%, 1.54%, 1.63%, 2.69% and 2.74% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of January 31, 2014
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 43.6%
Consumer Discretionary 5.2%
21st Century Fox America, Inc., 4.0%, 10/1/2023		260,000	262,989
AMC Entertainment, Inc., 8.75%, 6/1/2019		275,000	292,875
AmeriGas Finance LLC:
6.75%, 5/20/2020		70,000	76,475
7.0%, 5/20/2022		50,000	54,375
APX Group, Inc., 6.375%, 12/1/2019		35,000	35,175
Arcelik AS, 144A, 5.0%, 4/3/2023 (b)		500,000	427,600
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		10,000	11,275
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		55,000	58,850
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		55,000	54,450
Avis Budget Car Rental LLC, 5.5%, 4/1/2023		35,000	33,775
BC Mountain LLC, 144A, 7.0%, 2/1/2021		30,000	30,750
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		25,000	27,063
British Sky Broadcasting Group PLC, 144A, 3.125%, 11/26/2022		550,000	523,641
Caesar's Entertainment Operating Co., Inc.:
8.5%, 2/15/2020		125,000	118,125
9.0%, 2/15/2020		45,000	43,537
CCO Holdings LLC, 6.5%, 4/30/2021		405,000	423,225
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		50,000	47,000
144A, 6.375%, 9/15/2020		195,000	199,387
Clear Channel Communications, Inc., 11.25%, 3/1/2021		45,000	48,825
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		40,000	40,900
Series B, 6.5%, 11/15/2022		60,000	61,650
Series B, 7.625%, 3/15/2020		185,000	195,175
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		5,000	4,900
Columbus International, Inc., 144A, 11.5%, 11/20/2014		200,000	209,450
Cox Communications, Inc., 144A, 3.25%, 12/15/2022		170,000	159,158
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		20,000	21,450
DBP Holding Corp., 144A, 7.75%, 10/15/2020		40,000	38,700
Delphi Corp., 5.0%, 2/15/2023		45,000	45,675
DIRECTV Holdings LLC, 2.4%, 3/15/2017		1,000,000	1,025,397
DISH DBS Corp.:
4.25%, 4/1/2018		55,000	56,100
5.0%, 3/15/2023		65,000	60,937
7.875%, 9/1/2019		235,000	268,194
Ford Motor Credit Co., LLC:
3.0%, 6/12/2017		1,290,000	1,340,973
4.25%, 9/20/2022		410,000	417,526
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020 (b)		65,000	50,700
Harron Communications LP, 144A, 9.125%, 4/1/2020		25,000	28,000
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		25,000	26,500
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		85,000	88,400
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		65,000	70,525
Macy's Retail Holdings, Inc., 3.875%, 1/15/2022		500,000	509,657
Marriott International, Inc., 3.375%, 10/15/2020		1,040,000	1,047,690
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		25,000	26,375
Mediacom Broadband LLC, 6.375%, 4/1/2023		25,000	25,563
MGM Resorts International:
6.625%, 12/15/2021 (b)		105,000	111,825
6.75%, 10/1/2020		30,000	32,325
8.625%, 2/1/2019		270,000	317,925
Midcontinent Communications & Midcontinent Finance Corp., 144A, 6.25%, 8/1/2021		40,000	41,100
Myriad International Holdings BV, 144A, 6.0%, 7/18/2020		200,000	210,000
PNK Finance Corp., 144A, 6.375%, 8/1/2021		45,000	46,125
Quebecor Media, Inc., 5.75%, 1/15/2023		35,000	34,038
RCI Banque SA, 144A, 3.5%, 4/3/2018		1,500,000	1,547,130
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		575,000	655,500
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		25,000	24,625
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		35,000	37,888
Sirius XM Holdings, Inc., 144A, 5.875%, 10/1/2020		40,000	40,450
SIWF Merger Sub, Inc., 144A, 6.25%, 6/1/2021		55,000	55,550
Starz LLC, 5.0%, 9/15/2019		30,000	30,863
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		45,000	43,762
Unitymedia Hessen GmbH & Co., KG, 144A, 7.5%, 3/15/2019	EUR	280,000	412,567
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	75,000	111,045
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		35,000	39,637
			12,381,342
Consumer Staples 1.8%
Agrokor DD, 144A, 8.875%, 2/1/2020		250,000	268,775
Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A, 3.375%, 11/1/2022		250,000	194,687
B&G Foods, Inc., 4.625%, 6/1/2021		45,000	43,594
Cencosud SA, 144A, 4.875%, 1/20/2023		200,000	184,371
Chiquita Brands International, Inc., 144A, 7.875%, 2/1/2021		34,000	36,678
Controladora Mabe SA de CV, 144A, 7.875%, 10/28/2019		600,000	666,750
Del Monte Corp., 7.625%, 2/15/2019		65,000	67,519
ESAL GmbH, 144A, 6.25%, 2/5/2023		250,000	227,500
Hawk Acquisition Sub, Inc., 144A, 4.25%, 10/15/2020		105,000	102,637
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		100,000	103,750
144A, 8.25%, 2/1/2020		275,000	298,031
Marfrig Holding Europe BV, 144A, 11.25%, 9/20/2021		200,000	195,250
MHP SA, 144A, 8.25%, 4/2/2020 (b)		500,000	412,600
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		200,000	222,000
Mriya Agro Holding PLC, 144A, 9.45%, 4/19/2018		200,000	162,000
Pilgrim's Pride Corp., 7.875%, 12/15/2018		290,000	314,287
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		65,000	66,462
7.125%, 4/15/2019		690,000	729,675
Smithfield Foods, Inc., 6.625%, 8/15/2022		55,000	57,888
			4,354,454
Energy 4.5%
Access Midstream Partners LP, 4.875%, 5/15/2023		65,000	63,700
Afren PLC, 144A, 10.25%, 4/8/2019		281,000	322,728
Berry Petroleum Co.:
6.375%, 9/15/2022		35,000	35,613
6.75%, 11/1/2020		35,000	36,488
BreitBurn Energy Partners LP, 7.875%, 4/15/2022		30,000	31,913
Chaparral Energy, Inc., 7.625%, 11/15/2022		60,000	64,650
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		1,400,000	1,780,821
DCP Midstream Operating LP, 3.875%, 3/15/2023 (b)		500,000	476,986
Denbury Resources, Inc., 4.625%, 7/15/2023		30,000	27,675
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		55,000	56,650
Energy Transfer Partners LP, 4.15%, 10/1/2020		550,000	565,220
EP Energy LLC, 7.75%, 9/1/2022		70,000	77,350
EPE Holdings LLC, 144A, 8.875%, 12/15/2017 (PIK)		81,686	84,529
FMC Technologies, Inc., 3.45%, 10/1/2022		500,000	479,824
Halcon Resources Corp.:
8.875%, 5/15/2021		95,000	94,762
9.75%, 7/15/2020		40,000	41,500
Kodiak Oil & Gas Corp., 5.5%, 1/15/2021		70,000	69,650
Linn Energy LLC, 144A, 7.0%, 11/1/2019		385,000	390,775
MEG Energy Corp., 144A, 7.0%, 3/31/2024		100,000	101,750
Midstates Petroleum Co., Inc.:
9.25%, 6/1/2021		90,000	93,600
10.75%, 10/1/2020		100,000	108,250
Murphy Oil U.S.A., Inc., 144A, 6.0%, 8/15/2023		55,000	54,863
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		10,000	10,550
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		195,000	207,675
6.875%, 1/15/2023		25,000	26,750
144A, 6.875%, 3/15/2022		80,000	84,800
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020		200,000	215,000
Offshore Group Investment Ltd.:
7.125%, 4/1/2023		70,000	70,000
7.5%, 11/1/2019		95,000	102,125
ONEOK Partners LP, 6.15%, 10/1/2016		1,205,000	1,353,344
Pacific Drilling SA, 144A, 5.375%, 6/1/2020		45,000	44,888
Pacific Rubiales Energy Corp., 144A, 7.25%, 12/12/2021		200,000	210,000
Petroleos de Venezuela SA:
Series 2014, 4.9%, 10/28/2014		250,000	231,875
144A, 8.5%, 11/2/2017		500,000	388,000
Petroleos Mexicanos, 2.257%**, 7/18/2018		250,000	257,500
PT Pertamina Persero, 144A, 5.625%, 5/20/2043		200,000	153,500
Reliance Holdings U.S.A., Inc., 144A, 5.4%, 2/14/2022		250,000	257,944
Rowan Companies, Inc., 4.75%, 1/15/2024 (b)		770,000	779,821
Sabine Pass Liquefaction LLC, 144A, 5.625%, 2/1/2021		120,000	119,700
SandRidge Energy, Inc., 7.5%, 3/15/2021		135,000	140,062
Talos Production LLC, 144A, 9.75%, 2/15/2018		65,000	66,788
Tesoro Corp.:
4.25%, 10/1/2017		35,000	36,488
5.375%, 10/1/2022 (b)		25,000	25,500
Transocean, Inc., 3.8%, 10/15/2022		920,000	868,596
Whiting Petroleum Corp., 5.0%, 3/15/2019		50,000	51,375
			10,761,578
Financials 15.6%
American International Group, Inc., 4.875%, 6/1/2022		800,000	870,605
American Tower Corp., (REIT), 3.5%, 1/31/2023		570,000	539,742
Atlantic Finance Ltd., 144A, 10.75%, 5/27/2014		500,000	513,176
Banco de Credito del Peru, 144A, 6.875%, 9/16/2026		300,000	312,000
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	1,000,000	379,157
Bank of America Corp., 3.3%, 1/11/2023		670,000	642,563
Barclays Bank PLC, 7.625%, 11/21/2022 (b)		1,490,000	1,583,125
BBVA Bancomer SA, 144A, 6.5%, 3/10/2021		500,000	536,875
BNP Paribas SA, 5.0%, 1/15/2021		1,165,000	1,278,979
CIT Group, Inc., 4.25%, 8/15/2017		705,000	731,437
CNA Financial Corp., 5.75%, 8/15/2021 (b)		1,000,000	1,145,214
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/2022		875,000	857,440
Credit Agricole SA, 144A, 7.875%, 1/23/2024 (b)		845,000	857,675
Development Bank of Kazakhstan JSC:
144A, 5.5%, 12/20/2015		250,000	263,875
Series 3, 6.5%, 6/3/2020		500,000	530,000
E*TRADE Financial Corp.:
6.375%, 11/15/2019		95,000	102,125
6.75%, 6/1/2016		510,000	554,625
General Electric Capital Corp., 3.1%, 1/9/2023		1,000,000	963,894
Grupo Aval Ltd., 144A, 4.75%, 9/26/2022		200,000	185,500
Hartford Financial Services Group, Inc., 6.0%, 1/15/2019		117,000	135,894
Health Care REIT, Inc., (REIT), 4.5%, 1/15/2024		1,000,000	1,015,790
ING Bank NV:
144A, 2.0%, 9/25/2015		2,190,000	2,227,011
144A, 5.8%, 9/25/2023		1,160,000	1,214,326
ING U.S., Inc., 5.7%, 7/15/2043		665,000	717,550
International Lease Finance Corp.:
3.875%, 4/15/2018		70,000	70,186
6.25%, 5/15/2019		10,000	10,850
8.75%, 3/15/2017		200,000	233,000
Intesa Sanpaolo SpA, 3.875%, 1/16/2018		1,495,000	1,532,865
Jefferies Group LLC, 5.125%, 1/20/2023		500,000	518,499
JPMorgan Chase & Co., 5.125%, 9/15/2014		1,900,000	1,951,851
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015		525,000	543,816
Mizuho Bank Ltd., 144A, 2.95%, 10/17/2022		2,000,000	1,910,900
Morgan Stanley:
3.75%, 2/25/2023 (b)		1,040,000	1,024,605
4.1%, 5/22/2023		1,265,000	1,231,918
Nordea Bank AB, 144A, 4.25%, 9/21/2022		940,000	947,435
OPB Finance Trust, Series C, 2.9%, 5/24/2023	CAD	199,000	172,304
PNC Bank NA, 6.875%, 4/1/2018		700,000	832,731
ProLogis LP, (REIT), 4.25%, 8/15/2023		450,000	452,904
PSP Capital, Inc., 3.03%, 10/22/2020	CAD	719,000	665,211
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023		2,000,000	2,047,420
Santander UK PLC, 144A, 5.0%, 11/7/2023		620,000	626,237
SLM Corp., 5.5%, 1/25/2023		1,140,000	1,070,921
The Goldman Sachs Group, Inc., Series D, 6.0%, 6/15/2020		1,500,000	1,729,054
Trust F/1401, 144A, 5.25%, 12/15/2024		500,000	496,250
Turkiye Is Bankasi, 144A, 6.0%, 10/24/2022		500,000	433,750
Turkiye Vakiflar Bankasi Tao, 144A, 3.75%, 4/15/2018		250,000	228,127
Ventas Realty LP, (REIT), 2.7%, 4/1/2020		660,000	640,001
			37,529,413
Health Care 1.5%
Agilent Technologies, Inc., 3.2%, 10/1/2022 (b)		500,000	470,408
Biomet, Inc.:
6.5%, 8/1/2020		55,000	58,644
6.5%, 10/1/2020		15,000	15,562
Community Health Systems, Inc., 7.125%, 7/15/2020 (b)		310,000	330,150
HCA, Inc.:
6.5%, 2/15/2020		600,000	661,500
7.5%, 2/15/2022		495,000	558,731
IMS Health, Inc., 144A, 6.0%, 11/1/2020		40,000	42,400
Laboratory Corp. of America Holdings, 3.75%, 8/23/2022		440,000	436,315
Mallinckrodt International Finance SA, 144A, 4.75%, 4/15/2023		740,000	707,213
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		60,000	63,300
Tenet Healthcare Corp.:
4.375%, 10/1/2021		70,000	67,112
4.5%, 4/1/2021		10,000	9,688
6.25%, 11/1/2018		155,000	171,275
			3,592,298
Industrials 2.2%
Accuride Corp., 9.5%, 8/1/2018		10,000	9,975
ADT Corp., 144A, 6.25%, 10/15/2021		30,000	31,019
Aeropuertos Dominicanos Siglo XXI SA, 144A, 9.25%, 11/13/2019 (b)		200,000	158,000
Alphabet Holding Co., Inc., 7.75%, 11/1/2017 (PIK)		35,000	36,050
Artesyn Escrow, Inc., 144A, 9.75%, 10/15/2020		50,000	51,875
BE Aerospace, Inc., 6.875%, 10/1/2020		130,000	142,025
Belden, Inc., 144A, 5.5%, 9/1/2022		60,000	58,500
Bombardier, Inc., 144A, 5.75%, 3/15/2022		225,000	221,625
Cemex Finance LLC, 144A, 9.375%, 10/12/2022		400,000	446,000
Clean Harbors, Inc., 5.125%, 6/1/2021		45,000	45,000
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		25,000	24,563
Ferreycorp SAA, 144A, 4.875%, 4/26/2020		700,000	640,500
FTI Consulting, Inc., 6.0%, 11/15/2022		35,000	35,525
GenCorp, Inc., 7.125%, 3/15/2021		130,000	139,425
Georgian Railway JSC, 144A, 7.75%, 7/11/2022		250,000	263,750
Grupo KUO SAB de CV, 144A, 6.25%, 12/4/2022		500,000	498,750
Huntington Ingalls Industries, Inc., 6.875%, 3/15/2018		375,000	403,594
Ingersoll-Rand Global Holding Co., Ltd., 144A, 2.875%, 1/15/2019		170,000	171,079
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		70,000	73,500
Meritor, Inc., 6.75%, 6/15/2021		35,000	36,575
Navios South American Logistics, Inc., 9.25%, 4/15/2019		10,000	10,713
Odebrecht Offshore Drilling Finance Ltd., 144A, 6.75%, 10/1/2022		196,920	200,858
Owens Corning, Inc., 4.2%, 12/15/2022		310,000	306,243
Titan International, Inc., 144A, 6.875%, 10/1/2020		120,000	126,600
Total System Services, Inc., 3.75%, 6/1/2023		670,000	636,182
TransDigm, Inc.:
7.5%, 7/15/2021		65,000	70,362
7.75%, 12/15/2018		60,000	64,200
United Rentals North America, Inc.:
5.75%, 7/15/2018		60,000	64,125
6.125%, 6/15/2023		10,000	10,375
7.625%, 4/15/2022		215,000	241,875
Watco Companies LLC, 144A, 6.375%, 4/1/2023		25,000	24,750
			5,243,613
Information Technology 2.0%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		20,000	20,900
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		140,000	144,900
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		40,000	41,700
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		65,000	67,113
CDW LLC, 8.5%, 4/1/2019		415,000	455,462
CyrusOne LP, 6.375%, 11/15/2022		15,000	15,488
EarthLink Holdings Corp., 7.375%, 6/1/2020		45,000	45,900
Equinix, Inc.:
5.375%, 4/1/2023		120,000	117,600
7.0%, 7/15/2021		365,000	401,044
First Data Corp.:
144A, 6.75%, 11/1/2020		255,000	268,387
144A, 7.375%, 6/15/2019		495,000	528,412
Fiserv, Inc., 3.5%, 10/1/2022 (b)		1,190,000	1,156,487
Healthcare Technology Intermediate, Inc., 144A, 7.375%, 9/1/2018 (PIK)		15,000	15,506
Hewlett-Packard Co., 3.3%, 12/9/2016		1,210,000	1,276,319
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		40,000	43,500
7.625%, 6/15/2021		130,000	147,550
IAC/InterActiveCorp., 4.75%, 12/15/2022		35,000	32,988
			4,779,256
Materials 4.1%
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022		1,000,000	961,843
ArcelorMittal, 6.125%, 6/1/2018		1,000,000	1,087,500
BOE Intermediate Holding Corp., 144A, 9.0%, 11/1/2017 (PIK)		62,730	66,965
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		70,000	73,850
Cia Minera Milpo SAA, 144A, 4.625%, 3/28/2023		500,000	441,875
CSN Resources SA, 144A, 6.5%, 7/21/2020 (b)		200,000	196,500
Dow Chemical Co., 5.25%, 11/15/2041		350,000	359,013
FMG Resources (August 2006) Pty Ltd., 144A, 6.0%, 4/1/2017 (b)		970,000	1,025,775
FQM Akubra, Inc.:
144A, 7.5%, 6/1/2021		95,000	106,400
144A, 8.75%, 6/1/2020		60,000	68,250
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022		1,320,000	1,262,985
Fresnillo PLC, 144A, 5.5%, 11/13/2023		200,000	194,000
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		800,000	748,552
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		190,000	197,125
8.875%, 2/1/2018		105,000	109,200
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		40,000	34,300
Metalloinvest Finance Ltd., 144A, 6.5%, 7/21/2016		250,000	260,625
Metinvest BV, 144A, 10.25%, 5/20/2015		100,000	99,416
Novelis, Inc., 8.75%, 12/15/2020		655,000	727,050
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		50,000	51,250
Polymer Group, Inc., 7.75%, 2/1/2019		170,000	180,200
PolyOne Corp., 5.25%, 3/15/2023		35,000	34,125
Polyus Gold International Ltd., 144A, 5.625%, 4/29/2020		200,000	192,750
Samarco Mineracao SA, 144A, 5.75%, 10/24/2023		200,000	193,000
The Mosaic Co., 4.25%, 11/15/2023		850,000	850,912
Turkiye Sise ve Cam Fabrikalari AS, 144A, 4.25%, 5/9/2020		500,000	431,250
			9,954,711
Telecommunication Services 4.5%
CC Holdings GS V LLC, 3.849%, 4/15/2023		490,000	471,687
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		15,000	15,150
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		600,000	647,250
8.75%, 3/15/2018 (b)		290,000	303,775
Cricket Communications, Inc., 7.75%, 10/15/2020		450,000	510,750
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		155,000	164,765
Digicel Ltd., 144A, 8.25%, 9/1/2017		1,005,000	1,042,185
Frontier Communications Corp.:
7.125%, 1/15/2023		285,000	281,438
7.625%, 4/15/2024		20,000	19,850
8.5%, 4/15/2020 (b)		715,000	800,800
Intelsat Jackson Holdings SA:
144A, 5.5%, 8/1/2023		80,000	76,400
7.5%, 4/1/2021		705,000	776,381
Intelsat Luxembourg SA:
144A, 7.75%, 6/1/2021		110,000	117,975
144A, 8.125%, 6/1/2023		15,000	16,238
Level 3 Communications, Inc., 8.875%, 6/1/2019		190,000	208,050
Level 3 Financing, Inc., 7.0%, 6/1/2020		410,000	435,625
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		445,000	470,587
144A, 6.625%, 4/1/2023 (b)		45,000	46,688
Oi SA, 144A, 5.75%, 2/10/2022		200,000	179,750
SBA Communications Corp., 5.625%, 10/1/2019		35,000	36,094
Sprint Communications, Inc.:
6.0%, 12/1/2016		735,000	795,637
6.0%, 11/15/2022		60,000	58,950
8.375%, 8/15/2017		150,000	173,250
tw telecom holdings, Inc.:
5.375%, 10/1/2022		50,000	49,500
6.375%, 9/1/2023		45,000	47,025
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		250,000	265,000
Verizon Communications, Inc., 6.55%, 9/15/2043		1,250,000	1,500,425
VimpelCom Holdings BV, 144A, 7.504%, 3/1/2022 (b)		200,000	207,750
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		35,000	38,150
Windstream Corp.:
6.375%, 8/1/2023		45,000	41,850
7.5%, 4/1/2023		15,000	15,000
7.75%, 10/15/2020 (b)		835,000	885,100
7.75%, 10/1/2021		125,000	131,250
			10,830,325
Utilities 2.2%
AES Corp., 8.0%, 10/15/2017		50,000	58,250
American Electric Power Co., Inc., Series F, 2.95%, 12/15/2022		710,000	675,454
Calpine Corp.:
144A, 7.5%, 2/15/2021		475,000	518,937
144A, 7.875%, 7/31/2020		27,000	29,565
DTE Energy Co., 7.625%, 5/15/2014		420,000	428,312
Electricite de France SA, 144A, 5.25%, 1/29/2049		400,000	386,500
Energy Future Intermediate Holding Co., LLC, 10.0%, 12/1/2020 (b)		100,000	105,750
Instituto Costarricense de Electricidad, 144A, 6.95%, 11/10/2021		250,000	254,500
Jersey Central Power & Light Co., 144A, 4.7%, 4/1/2024		1,420,000	1,467,901
Mexico Generadora de Energia S de rl, 144A, 5.5%, 12/6/2032		1,000,000	935,000
PPL Energy Supply LLC, 4.6%, 12/15/2021 (b)		390,000	387,042
			5,247,211
Total Corporate Bonds (Cost $103,911,925)			104,674,201

Mortgage-Backed Securities Pass-Throughs 26.5%
Federal Home Loan Mortgage Corp.:
3.5%, 4/1/2042 (c)		13,000,000	13,157,422
5.5%, 6/1/2035		5,061,210	5,558,237
Federal National Mortgage Association:
2.272%**, 8/1/2037		384,669	408,711
3.0%, 10/1/2042 (c)		5,000,000	4,862,109
4.0%, 9/1/2040		5,675,424	5,956,333
5.0%, with various maturities from 8/1/2020 until 3/1/2037 (c)		9,700,951	10,596,968
5.5%, with various maturities from 12/1/2032 until 8/1/2037		4,731,744	5,224,613
6.0%, with various maturities from 9/1/2036 until 2/1/2037		1,315,926	1,464,665
6.5%, with various maturities from 9/1/2016 until 6/1/2017		183,483	194,919
8.0%, 9/1/2015		29,448	30,416
Government National Mortgage Association, 4.5%, 7/1/2039 (c)		15,000,000	16,272,657
Total Mortgage-Backed Securities Pass-Throughs (Cost $62,617,285)			63,727,050

Asset-Backed 1.3%
Automobile Receivables 1.1%
AmeriCredit Automobile Receivables Trust, "E", Series 2011-2, 144A, 5.48%, 9/10/2018		2,496,854	2,620,871
Miscellaneous 0.2%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.888%**, 1/17/2024		500,000	502,585
Total Asset-Backed (Cost $3,115,962)			3,123,456

Commercial Mortgage-Backed Securities 5.1%
Commercial Mortgage Trust, "A4", Series 2007-GG9, 5.444%, 3/10/2039		3,000,000	3,310,602
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.16%**, 3/15/2018		325,000	326,072
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		265,000	263,203
"A4", Series 2007-C1, 5.716%, 2/15/2051		1,375,000	1,515,598
"F", Series 2007-LD11, 5.813%**, 6/15/2049*		1,660,000	135,224
"H", Series 2007-LD11, 144A, 5.813%**, 6/15/2049*		2,910,000	175,278
"J", Series 2007-LD11, 144A, 5.813%**, 6/15/2049*		1,000,000	50,000
"K", Series 2007-LD11, 144A, 5.813%**, 6/15/2049*		2,380,000	65,450
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%**, 7/15/2040		2,859,413	3,075,539
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.841%**, 6/12/2050		1,302,531	1,377,489
WFRBS Commercial Mortgage Trust, "A5", Series 2013-C14, 3.337%, 6/15/2046		2,000,000	1,968,382
Total Commercial Mortgage-Backed Securities (Cost $18,289,273)			12,262,837

Collateralized Mortgage Obligations 12.9%
Credit Suisse First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		361,564	249,132
Fannie Mae Connecticut Avenue Securities, "M2", Series 2014-C01, 4.558%, 1/25/2024		2,000,000	2,012,538
Federal Home Loan Mortgage Corp.:
"KO", Series 4180, Principal Only, Zero Coupon, 1/15/2043		900,684	526,927
"PA", Series 4122, 1.5%, 2/15/2042		1,341,227	1,263,171
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		2,369,484	298,328
"ZB", Series 4183, 3.0%, 3/15/2043		2,558,249	2,076,797
"ME", Series 4146, 3.5%, 12/15/2042		845,000	811,992
"ZG", Series 4213, 3.5%, 6/15/2043		2,277,178	2,215,544
"JS", Series 3572, Interest Only, 6.64%***, 9/15/2039		1,544,571	244,603
Federal National Mortgage Association:
"HZ", Series 2013-63, 2.5%, 6/25/2043		1,906,479	1,258,129
"PN", Series 2012-93, 2.5%, 9/25/2042		472,401	422,755
"HZ", Series 2013-31, 3.0%, 2/25/2043		1,778,693	1,806,315
"KM", Series 2012-146, 3.0%, 1/25/2043		1,775,000	1,439,187
"BE", Series 2013-13, 4.0%, 3/25/2043		1,403,000	1,391,181
"SI", Series 2007-23, Interest Only, 6.612%***, 3/25/2037		636,353	103,655
Government National Mortgage Association:
"AO", Series 2013-10, Principal Only, Zero Coupon, 1/20/2043		2,469,158	1,601,819
"FT", Series 2012-77, 1.157%**, 7/20/2039		1,156,660	1,188,107
"BL", Series 2013-19, 2.5%, 2/20/2043		1,120,820	908,941
"DI", Series 2012-102, Interest Only, 2.5%, 8/20/2027		4,195,261	438,932
"HX", Series 2012-91, 3.0%, 9/20/2040		2,432,723	2,434,705
"HZ", Series 2012-56, 3.5%, 6/20/2040		921,416	869,073
"AI", Series 2011-94, Interest Only, 4.5%, 1/20/2039		4,276,752	489,347
"BP", Series 2011-35, 4.5%, 3/16/2041		771,202	803,088
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		3,474,111	351,932
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		2,894,317	384,205
"GI", Series 2010-89, Interest Only, 4.5%, 5/20/2039		2,743,001	337,129
"PD", Series 2011-25, 4.5%, 10/16/2039		4,000,000	4,219,874
"IM", Series 2010-87, Interest Only, 4.75%, 3/20/2036		1,368,115	68,290
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		671,973	115,754
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		2,208,259	386,251
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		548,437	107,632
"AI", Series 2007-38, Interest Only, 6.301%***, 6/16/2037		582,261	84,319
Total Collateralized Mortgage Obligations (Cost $32,845,027)			30,909,652

Government & Agency Obligations 20.2%
Other Government Related (d) 1.9%
Gazprom Neft OAO, 144A, 4.375%, 9/19/2022		500,000	451,250
Inter-American Development Bank, 4.375%, 1/24/2044		545,000	558,219
National JSC Naftogaz of Ukraine, 9.5%, 9/30/2014		250,000	237,500
Queensland Treasury Corp., Series 23, 4.25%, 7/21/2023	AUD	2,920,000	2,498,743
Rosneft Oil Co., 144A, 4.199%, 3/6/2022		200,000	180,750
VTB Bank OJSC, 144A, 6.0%, 4/12/2017		500,000	530,625
			4,457,087
Sovereign Bonds 3.4%
Federative Republic of Brazil, 4.25%, 1/7/2025		500,000	466,750
Kingdom of Norway, Series 475, 2.0%, 5/24/2023	NOK	15,325,000	2,294,825
Province of Ontario, 3.45%, 6/2/2045	CAD	1,670,000	1,384,897
Republic of Belarus, REG S, 8.75%, 8/3/2015		250,000	250,625
Republic of Croatia, 144A, 6.0%, 1/26/2024 (b)		200,000	194,300
Republic of Singapore, 3.375%, 9/1/2033	SGD	3,361,000	2,728,071
Russian Federation:
Series 6204, 7.5%, 3/15/2018	RUB	8,000,000	226,011
Series 6207, 8.15%, 2/3/2027	RUB	16,000,000	451,749
Slovenia Government International Bond, 144A, 4.75%, 5/10/2018		200,000	204,560
			8,201,788
U.S. Government Sponsored Agency 1.0%
Federal National Mortgage Association, 3.0%, 11/15/2027		2,750,000	2,484,102
U.S. Treasury Obligations 13.9%
U.S. Treasury Bill, 0.035%****, 2/13/2014 (e)		1,528,000	1,527,997
U.S. Treasury Bonds:
3.5%, 2/15/2039		4,750,000	4,717,344
5.375%, 2/15/2031		4,139,000	5,278,516
U.S. Treasury Notes:
0.75%, 6/15/2014		1,200,000	1,202,860
1.0%, 8/31/2016 (f) (g)		19,200,000	19,417,498
1.75%, 5/15/2023		1,232,000	1,143,064
			33,287,279
Total Government & Agency Obligations (Cost $48,564,525)			48,430,256

Municipal Bonds and Notes 3.1%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		3,099,399	3,207,165
Oklahoma, University Revenues, Health Science Center, Series B, 6.634%, 7/1/2024		2,365,000	2,827,759
Port Authority of New York & New Jersey, One Hundred Fiftieth Series:
4.5%, 9/15/2015		885,000	944,490
4.875%, 9/15/2017		315,000	355,843
Total Municipal Bonds and Notes (Cost $6,640,346)			7,335,257

	Shares	Value ($)

Preferred Stock 0.0%
Financials
Ally Financial, Inc., Series G, 144A, 7.0% (Cost $29,156)	30	29,185

Securities Lending Collateral 4.8%
Daily Assets Fund Institutional, 0.08% (h) (i) (Cost $11,435,380)	11,435,380	11,435,380

Cash Equivalents 5.8%
Central Cash Management Fund, 0.04% (h)	8,881,289	8,881,289
DWS Variable NAV Money Fund, 0.21% (h)	500,685	5,007,348
Total Cash Equivalents (Cost $13,888,637)		13,888,637

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $301,337,516)†	123.3	295,815,911
Other Assets and Liabilities, Net	(23.3)	(55,824,236)
Net Assets	100.0	239,991,675

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of January 31, 2014.

*** These securities are shown at their current rate as of January 31, 2014.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $302,162,826. At January 31, 2014, net unrealized depreciation for all securities based on tax cost was $6,346,915. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,641,322 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,988,237.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at January 31, 2014 amounted to $10,999,110, which is 4.6% of net assets.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At January 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At January 31, 2014, this security has been pledged, in whole or in part, as collateral for open bilateral swap contracts.

(g) At January 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid-in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At January 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	3/20/2014	185	23,263,750	215,083
5 Year U.S. Treasury Note	USD	3/31/2014	192	23,160,000	105,515
Ultra Long U.S. Treasury Bond	USD	3/20/2014	10	1,438,125	27,747
Total unrealized appreciation					348,345

At January 31, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Canadian Government Bond	CAD	3/20/2014	29	3,422,195	(6,606)
10 Year Japanese Government Bond	JPY	3/11/2014	5	7,083,293	(28,727)
90 Day Eurodollar	USD	12/14/2015	36	8,908,650	(1,469)
U.S. Treasury Bond	USD	3/20/2014	24	3,206,250	(72,798)
Total unrealized depreciation					(109,600)

At January 31, 2014, open written options contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (j)
Call Options Receive Fixed — 4.064% – Pay Floating — LIBOR	5/13/2014 5/13/2044	5,900,000	1	5/9/2014	43,512	(27,156)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	5,900,000	1	3/15/2016	42,628	(63,335)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	5,900,000	2	3/15/2016	69,620	(63,335)
Total Call Options					155,760	(153,826)
Put Options Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	5,900,000	1	3/15/2016	42,627	(3,315)
Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	5,900,000	2	3/15/2016	15,045	(3,315)
Pay Fixed — 3.033% – Receive Floating — LIBOR	10/24/2014 10/24/2044	4,800,000	4	10/22/2014	60,960	(33,971)
Pay Fixed — 3.035% – Receive Floating — LIBOR	2/15/2015 2/3/2045	5,300,000	2	1/30/2015	65,455	(65,458)
Pay Fixed — 3.088% – Receive Floating — LIBOR	1/28/2015 1/28/2045	5,900,000	3	1/26/2015	59,517	(59,518)
Pay Fixed — 3.093% – Receive Floating — LIBOR	10/21/2014 10/21/2044	4,800,000	2	10/17/2014	66,240	(39,911)
Total Put Options					309,844	(205,488)
Total					465,604	(359,314)

(j) Unrealized appreciation on written options on interest rate swap contracts at January 31, 2014 was $106,290.

At January 31, 2014, open credit default swap contracts sold were as follows:
Effective/ Expiration Dates	Notional Amount ($) (k)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (l)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
6/20/2013 9/20/2018	50,000	5	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB–	6,939	4,139	2,800
9/20/2012 12/20/2017	85,000	6	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	12,489	4,907	7,582
Total unrealized appreciation							10,382

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(l) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At January 31, 2014, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/30/2014 12/30/2034	9,100,000	Fixed — 4.01%	Floating — LIBOR	(416,076)	(418,835)
12/30/2014 12/30/2024	20,100,000	Fixed — 3.524%	Floating — LIBOR	(593,927)	(591,869)
12/30/2014 12/30/2016	2,200,000	Fixed — 1.173%	Floating — LIBOR	(7,378)	(7,645)
5/13/2014 5/13/2044	5,900,000	Fixed — 4.064%	Floating — LIBOR	(441,775)	(372,919)
12/30/2014 12/30/2019	100,000	Fixed — 2.522%	Floating — LIBOR	1,415	1,507
12/30/2014 12/30/2044	6,300,000	Fixed — 4.081%	Floating — LIBOR	352,421	360,342
Total net unrealized depreciation					(1,029,419)

Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
6/3/2013 6/3/2025	5,800,000	1	Floating — LIBOR	Fixed — 3.0%	(163,978)	—	(163,977)

Counterparties:

1 Nomura International PLC

2 BNP Paribas

3 Barclays Bank PLC

4 Citigroup, Inc.

5 Credit Suisse

6 UBS AG

LIBOR: London Interbank Offered Rate

As of January 31, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
CAD	6,580,255	NZD	7,600,000	2/7/2014	235,280	Citigroup, Inc.
NZD	7,600,000	CAD	6,934,412	2/7/2014	82,658	Australia & New Zealand Banking Group Ltd.
AUD	7,000,000	USD	6,214,662	2/7/2014	91,309	Nomura International PLC
MXN	8,862,480	USD	665,006	2/11/2014	2,900	Commonwealth Bank of Australia
KRW	2,985,000,000	USD	2,820,961	2/18/2014	35,199	JPMorgan Chase Securities, Inc.
SEK	33,000,000	EUR	3,746,483	2/21/2014	17,447	Barclays Bank PLC
EUR	390,000	USD	533,083	2/21/2014	7,088	Citigroup, Inc.
MYR	8,100,000	USD	2,439,024	2/21/2014	21,392	Nomura International PLC
CAD	4,508,751	USD	4,100,244	4/23/2014	59,941	UBS AG
NOK	14,540,000	USD	2,344,345	4/23/2014	35,135	Commonwealth Bank of Australia
AUD	2,952,500	USD	2,582,779	4/23/2014	13,216	Nomura International PLC
Total unrealized appreciation					601,565

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	1,291,951	MXN	17,012,480	2/11/2014	(20,968)	JPMorgan Chase Securities, Inc.
USD	2,627,481	SGD	3,300,000	2/18/2014	(42,781)	Commonwealth Bank of Australia
USD	2,452,799	MYR	8,100,000	2/21/2014	(35,166)	Nomura International PLC
INR	153,800,000	USD	2,434,315	2/28/2014	(4,342)	Australia & New Zealand Banking Group Ltd.
INR	233,300,000	USD	3,653,876	2/28/2014	(45,335)	Citigroup, Inc.
TRY	8,000,000	USD	3,490,596	2/28/2014	(20,208)	Commonwealth Bank of Australia
ZAR	39,000,000	USD	3,487,166	3/4/2014	(5,433)	JPMorgan Chase Securities, Inc.
SGD	3,339,540	USD	2,612,567	4/23/2014	(3,184)	Citigroup, Inc.
Total unrealized depreciation					(177,417)

Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
EUR Euro
INR Indian Rupee
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
MYR Malaysian Ringgit
NOK Norwegian Krone
NZD New Zealand Dollar
RUB Russian Ruble
SEK Swedish Krona
SGD Singapore Dollar
TRY Turkish Lira
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (m)
Corporate Bonds	$—	$104,674,201	$—	$104,674,201
Mortgage-Backed Securities Pass-Throughs	—	63,727,050	—	63,727,050
Asset-Backed	—	3,123,456	—	3,123,456
Commercial Mortgage-Backed Securities	—	12,262,837	—	12,262,837
Collateralized Mortgage Obligations	—	30,909,652	—	30,909,652
Government & Agency Obligations	—	48,430,256	—	48,430,256
Municipal Bonds and Notes	—	7,335,257	—	7,335,257
Preferred Stocks (m)	—	29,185	—	29,185
Short-Term Investments (m)	25,324,017	—	—	25,324,017
Derivatives (n)
Futures Contracts	348,345	—	—	348,345
Credit Default Swap Contracts	—	10,382	—	10,382
Interest Rate Swap Contracts	—	361,849	—	361,849
Forward Foreign Currency Exchange Contracts	—	601,565	—	601,565
Total	$25,672,362	$271,465,690	$—	$297,138,052
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (n)
Futures Contracts	$(109,600)	$—	$—	$(109,600)
Written Options	—	(359,314)	—	(359,314)
Interest Rate Swap Contracts	—	(1,555,245)	—	(1,555,245)
Forward Foreign Currency Exchange Contracts	—	(177,417)	—	(177,417)
Total	$(109,600)	$(2,091,976)	$—	$(2,201,576)

There have been no transfers between fair value measurement levels during the year ended January 31, 2014.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of January 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $276,013,499) — including $10,999,110 of securities loaned	$270,491,894
Investment in Daily Assets Fund Institutional (cost $11,435,380)*	11,435,380
Investment in affiliated DWS Funds (cost $13,888,637)	13,888,637
Total investments in securities, at value (cost $301,337,516)	295,815,911
Foreign currency, at value (cost $2,338,783)	2,332,948
Receivable for investments sold	6,174,352
Receivable for Fund shares sold	53,797
Dividends receivable	630
Interest receivable	2,358,437
Receivable for variation margin on futures contracts	62,542
Unrealized appreciation on bilateral swap contracts	10,382
Unrealized appreciation on forward foreign currency exchange contracts	601,565
Upfront payments paid on bilateral swap contracts	9,046
Due from Advisor	1,316
Other assets	38,545
Total assets	307,459,471
Liabilities
Cash overdraft	26,729
Payable upon return of securities loaned	11,435,380
Payable for investments purchased	7,449,708
Payable for investments purchased — when-issued securities	44,180,609
Payable for Fund shares redeemed	3,276,656
Payable for variation margin on centrally cleared swaps	93,080
Options written, at value (premium received $465,604)	359,314
Unrealized depreciation on bilateral swap contracts	163,977
Unrealized depreciation on forward foreign currency exchange contracts	177,417
Accrued management fee	77,436
Accrued Trustees' fees	3,046
Other accrued expenses and payables	224,444
Total liabilities	67,467,796
Net assets, at value	$239,991,675

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2014 (continued)
Net Assets Consist of
Undistributed net investment income	1,361,629
Net unrealized appreciation (depreciation) on: Investments	(5,521,605)
Swap contracts	(1,183,014)
Futures	238,745
Foreign currency	423,263
Written options	106,290
Accumulated net realized gain (loss)	(115,167,290)
Paid-in capital	359,733,657
Net assets, at value	$239,991,675
Net Asset Value
Class A Net Asset Value and redemption price per share ($68,630,000 ÷ 6,377,645 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.76
Maximum offering price per share (100 ÷ 95.50 of $10.76)	$11.27
Class B Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($192,624 ÷ 17,883 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.77
Class C Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($3,577,329 ÷ 332,271 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.77
Class S Net Asset Value offering and redemption price per share ($160,401,090 ÷ 14,906,204 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.76
Institutional Class Net Asset Value offering and redemption price per share ($7,190,632 ÷ 670,854 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.72

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended January 31, 2014
Investment Income
Income: Interest (net of foreign taxes withheld of $6,024)	$9,549,826
Dividends	2,117
Income distributions from affiliated Funds	18,965
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	33,264
Total income	9,604,172
Expenses: Management fee	1,252,749
Administration fee	270,784
Services to shareholders	390,965
Distribution and service fees	223,049
Custodian fee	46,236
Professional fees	103,272
Reports to shareholders	63,869
Registration fees	74,781
Trustees' fees and expenses	12,085
Other	28,543
Total expenses before expense reductions	2,466,333
Expense reductions	(569,470)
Total expenses after expense reductions	1,896,863
Net investment income	7,707,309
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(3,775,195)
Swap contracts	3,628,641
Futures	(2,493,883)
Written options	429,609
Foreign currency	(227,053)
(2,437,881)
Change in net unrealized appreciation (depreciation) on: Investments	(8,386,422)
Swap contracts	(1,881,652)
Futures	515,897
Written options	113,431
Foreign currency	501,649
(9,137,097)
Net gain (loss)	(11,574,978)
Net increase (decrease) in net assets resulting from operations	$(3,867,669)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended January 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$7,707,309	$8,296,782
Net realized gain (loss)	(2,437,881)	13,208,842
Change in net unrealized appreciation (depreciation)	(9,137,097)	(2,833,557)
Net increase (decrease) in net assets resulting from operations	(3,867,669)	18,672,067
Distributions to shareholders from: Net investment income: Class A	(1,988,970)	(2,546,726)
Class B	(5,625)	(12,222)
Class C	(78,608)	(113,243)
Class S	(5,220,644)	(6,464,189)
Institutional Class	(270,476)	(357,719)
Total distributions	(7,564,323)	(9,494,099)
Fund share transactions: Proceeds from shares sold	12,887,745	14,885,988
Reinvestment of distributions	6,354,041	7,930,049
Payments for shares redeemed	(67,807,431)	(48,904,509)
Net increase (decrease) in net assets from Fund share transactions	(48,565,645)	(26,088,472)
Increase (decrease) in net assets	(59,997,637)	(16,910,504)
Net assets at beginning of period	299,989,312	316,899,816
Net assets at end of period (including undistributed net investment income of $1,361,629 and $448,071, respectively)	$239,991,675	$299,989,312

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended January 31,
Class A	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.19	$10.87	$10.50	$10.27	$9.62
Income (loss) from investment operations: Net investment incomea	.29	.28	.35	.32	.42
Net realized and unrealized gain (loss)	(.43)	.36	.36	.25	.72
Total from investment operations	(.14)	.64	.71	.57	1.14
Less distributions from: Net investment income	(.29)	(.32)	(.34)	(.34)	(.49)
Net asset value, end of period	$10.76	$11.19	$10.87	$10.50	$10.27
Total Return (%)b,c	(1.27)	6.00	6.91	5.64	12.02
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	84	89	100	111
Ratio of expenses before expense reductions (%)	1.06	1.04	1.05	1.03	1.04
Ratio of expenses after expense reductions (%)	.86	.92	.98	.95	.95
Ratio of net investment income (%)	2.68	2.52	3.22	3.06	4.22
Portfolio turnover rate (%)	343	354	379	392	280
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended January 31,
Class B	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.20	$10.88	$10.51	$10.28	$9.63
Income (loss) from investment operations: Net investment incomea	.20	.20	.27	.24	.34
Net realized and unrealized gain (loss)	(.43)	.36	.36	.25	.72
Total from investment operations	(.23)	.56	.63	.49	1.06
Less distributions from: Net investment income	(.20)	(.24)	(.26)	(.26)	(.41)
Net asset value, end of period	$10.77	$11.20	$10.88	$10.51	$10.28
Total Return (%)b,c	(2.01)	5.20	6.11	4.85	11.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.19	.47	1	1	2
Ratio of expenses before expense reductions (%)	2.04	1.96	1.95	1.84	2.02
Ratio of expenses after expense reductions (%)	1.61	1.68	1.73	1.70	1.70
Ratio of net investment income (%)	1.86	1.78	2.54	2.31	3.47
Portfolio turnover rate (%)	343	354	379	392	280
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended January 31,
Class C	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.19	$10.87	$10.50	$10.27	$9.62
Income (loss) from investment operations: Net investment incomea	.21	.20	.27	.24	.34
Net realized and unrealized gain (loss)	(.43)	.36	.36	.25	.72
Total from investment operations	(.22)	.56	.63	.49	1.06
Less distributions from: Net investment income	(.20)	(.24)	(.26)	(.26)	(.41)
Net asset value, end of period	$10.77	$11.19	$10.87	$10.50	$10.27
Total Return (%)b,c	(1.92)	5.20	6.11	4.85	11.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	6	6	7
Ratio of expenses before expense reductions (%)	1.87	1.85	1.85	1.83	1.84
Ratio of expenses after expense reductions (%)	1.61	1.68	1.73	1.70	1.70
Ratio of net investment income (%)	1.92	1.78	2.48	2.31	3.47
Portfolio turnover rate (%)	343	354	379	392	280
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended January 31,
Class S	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.19	$10.86	$10.49	$10.27	$9.62
Income (loss) from investment operations: Net investment incomea	.32	.31	.37	.34	.44
Net realized and unrealized gain (loss)	(.44)	.37	.36	.24	.72
Total from investment operations	(.12)	.68	.73	.58	1.16
Less distributions from: Net investment income	(.31)	(.35)	(.36)	(.36)	(.51)
Net asset value, end of period	$10.76	$11.19	$10.86	$10.49	$10.27
Total Return (%)b	(1.02)	6.35	7.10	5.76	12.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	160	199	210	228	250
Ratio of expenses before expense reductions (%)	.83	.81	.79	.81	.81
Ratio of expenses after expense reductions (%)	.61	.67	.75	.79	.72
Ratio of net investment income (%)	2.93	2.77	3.45	3.22	4.45
Portfolio turnover rate (%)	343	354	379	392	280
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended January 31,
Institutional Class	2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.15		$10.83		$10.46	$10.23	$9.59
Income (loss) from investment operations: Net investment incomea	.32		.30		.37	.35	.45
Net realized and unrealized gain (loss)	(.44)		.37		.37	.25	.71
Total from investment operations	(.12)		.67		.74	.60	1.16
Less distributions from: Net investment income	(.31)		(.35)		(.37)	(.37)	(.52)
Net asset value, end of period	$10.72		$11.15		$10.83	$10.46	$10.23
Total Return (%)	(1.03	)b	6.30	b	7.23	5.95	12.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		11		12	10	12
Ratio of expenses before expense reductions (%)	.74		.71		.70	.66	.66
Ratio of expenses after expense reductions (%)	.61		.67		.70	.66	.66
Ratio of net investment income (%)	2.91		2.76		3.45	3.35	4.51
Portfolio turnover rate (%)	343		354		379	392	280
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Core Plus Income Fund (the "Fund") is a diversified series of DWS Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of January 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At January 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $113,871,000, including $111,225,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2018, the expiration date, whichever occurs first; and approximately $2,646,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,532,000) and long-term losses ($1,114,000).

The Fund has reviewed the tax positions for the open tax years as of January 31, 2014 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$2,936,412
Capital loss carryforwards	$(113,871,000)
Net unrealized appreciation (depreciation) on investments	$(6,346,915)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended January 31,
	2014	2013
Distributions from ordinary income*	$7,564,323	$9,494,099

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended January 31, 2014, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of January 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2014, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $85,000 to $4,585,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended January 31, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of January 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2014, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $40,000,000 to $51,700,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended January 31, 2014, the Fund entered into options on interest rate futures and options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts as of January 31, 2014. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended January 31, 2014, the investment in written options contracts had a total value generally indicative of a range from approximately $27,000 to $1,166,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $36,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended January 31, 2014, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of January 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $9,802,000 to $47,862,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $15,736,000 to $57,785,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended January 31, 2014, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of January 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2014, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $14,888,000 to $46,958,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $6,372,000 to $26,656,000. For the year ended January 31, 2014, the investment in forward currency contracts long vs. other foreign currencies sold had a total value generally indicative of a range from approximately $3,922,000 to $13,160,000.

The following tables summarize the value of the Fund's derivative instruments held as of January 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$361,849	$348,345	$710,194
Credit Contracts (b)	—	10,382	—	10,382
Foreign Exchange Contracts (c)	601,565	—	—	601,565
	$601,565	$372,231	$348,345	$1,322,141
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized appreciation on bilateral swap contracts
(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(359,314)	$—	$(1,555,245)	$(109,600)	$(2,024,159)
Foreign Exchange Contracts (c)	—	(177,417)	—	—	(177,417)
	$(359,314)	$(177,417)	$(1,555,245)	$(109,600)	$(2,201,576)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Written options, at value and unrealized depreciation on bilateral swap contracts
(b) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended January 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$—	$—	$(81,306)	$—	$—	$(81,306)
Credit Contracts (b)	—	—	—	229,312	—	229,312
Interest Rate Contracts (b)	(104,690)	429,609	—	3,399,329	(2,493,883)	1,230,365
	$(104,690)	$429,609	$(81,306)	$3,628,641	$(2,493,883)	$1,378,371
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)
	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$—	$504,631	$—	$—	$504,631
Credit Contracts (b)	—	—	(194,408)	—	(194,408)
Interest Rate Contracts (b)	113,431	—	(1,687,244)	515,897	(1,057,916)
	$113,431	$504,631	$(1,881,652)	$515,897	$(747,693)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) of foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Change in net unrealized appreciation (depreciation) on written options, swap contracts and futures, respectively

As of January 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received (b)	Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$82,658	$(4,342)	$—	$—	$78,316
Barclays Bank PLC	17,447	(17,447)	—	—	—
Citigroup, Inc.	242,368	(82,490)	—	—	159,878
Commonwealth Bank of Australia	38,035	(38,035)	—	—	—
Credit Suisse	2,800	—	—	—	2,800
JPMorgan Chase Securities, Inc.	35,199	(26,401)	—	—	8,798
Nomura International PLC	125,917	(125,917)	—	—	—
UBS AG	67,523	—	—	—	67,523
	$611,947	$(294,632)	$—	$—	$317,315
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$4,342	$(4,342)	$—	$—	$—
Barclays Bank PLC	$59,518	$(17,447)	$—	$—	$42,071
BNP Paribas	172,019	—	—	—	172,019
Citigroup, Inc.	82,490	(82,490)	—	—	—
Commonwealth Bank of Australia	62,989	(38,035)	—	—	24,954
JPMorgan Chase Securities, Inc.	26,401	(26,401)	—	—	—
Nomura International PLC	292,949	(125,917)	(167,032)	—	—
	$700,708	$(294,632)	$(167,032)	$—	$239,044

(a) Forward foreign currency exchange contracts, bilateral swap contracts and written options are netted.

(b) The actual collateral received and/or pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended January 31, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $1,062,548,997 and $1,095,503,395, respectively. Purchases and sales of U.S. Treasury obligations aggregated $21,788,549 and $44,241,547, respectively.

For the year ended January 31, 2014, transactions for written options on futures contracts and interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	50	$19,421
Options written	72,800,259	906,562
Option bought back	(22,500,066)	(274,302)
Options expired	(243)	(186,077)
Outstanding, end of period	50,300,000	$465,604

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.465%
Next $750 million of such net assets	.435%
Next $1.5 billion of such net assets	.415%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.365%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

For the period from February 1, 2013 through September 30, 2013, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.85%
Class B	1.60%
Class C	1.60%
Class Institutional	.60%
Class S	.60%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.89%
Class B	1.64%
Class C	1.64%
Class Institutional	.64%
Class S	.64%

Accordingly, for the year ended January 31, 2014, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $235,327, and the amount charged aggregated $1,017,422, which was equivalent to an annual effective rate of 0.38% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended January 31, 2014, the Administration Fee was $270,784, of which $20,741 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended January 31, 2014, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$68,608	$68,608
Class B	936	936
Class C	4,393	4,393
Class S	203,597	203,597
Institutional Class	3,416	3,416
	$280,950	$280,950

For the year ended January 31, 2014, the Advisor agreed to reimburse the Fund $33,951 and $765 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended January 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at January 31, 2014
Class B	$2,289	$124
Class C	31,474	2,280
	$33,763	$2,404

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at January 31, 2014	Annual Effective Rate
Class A	$178,178	$15,654	$40,817	.21%
Class B	721	120	134	.20%
Class C	10,387	2,703	1,782	.18%
	$189,286	$18,477	$42,733

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2014 aggregated $2,359.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended January 31, 2014, the CDSC for Class B and C shares aggregated $141 and $100, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended January 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $26,982, of which $10,229 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended January 31, 2014, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $3,696.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at January 31, 2014.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended January 31, 2014		Year Ended January 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	197,521	$2,151,126	392,197	$4,358,080
Class B	52	570	3,131	34,757
Class C	21,027	230,262	66,495	737,847
Class S	868,770	9,531,538	721,457	8,009,345
Institutional Class	87,849	974,249	158,181	1,745,959
		$12,887,745		$14,885,988
Shares issued to shareholders in reinvestment of distributions
Class A	156,753	$1,696,064	194,658	$2,156,295
Class B	400	4,347	924	10,233
Class C	6,452	69,893	9,051	100,262
Class S	398,762	4,313,261	478,885	5,305,540
Institutional Class	25,077	270,476	32,428	357,719
		$6,354,041		$7,930,049
Shares redeemed
Class A	(1,500,956)	$(16,223,453)	(1,295,721)	$(14,369,299)
Class B	(24,748)	(268,176)	(22,197)	(246,581)
Class C	(135,316)	(1,462,846)	(158,623)	(1,753,380)
Class S	(4,167,274)	(45,080,390)	(2,684,791)	(29,735,128)
Institutional Class	(442,921)	(4,772,566)	(255,145)	(2,800,121)
		$(67,807,431)		$(48,904,509)
Net increase (decrease)
Class A	(1,146,682)	$(12,376,263)	(708,866)	$(7,854,924)
Class B	(24,296)	(263,259)	(18,142)	(201,591)
Class C	(107,837)	(1,162,691)	(83,077)	(915,271)
Class S	(2,899,742)	(31,235,591)	(1,484,449)	(16,420,243)
Institutional Class	(329,995)	(3,527,841)	(64,536)	(696,443)
		$(48,565,645)		$(26,088,472)

G. Transactions with Affiliates

The Underlying DWS Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying DWS Funds during the year ended January 31, 2014 is as follows:
Affiliate	Value ($) at 1/31/2013	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 1/31/2014
DWS Variable NAV Money Fund	—	5,007,348	—	—	8,222	5,007,348
Central Cash Management Fund	23,953,952	212,532,645	227,605,308	—	10,743	8,881,289
Total	23,953,952	217,539,993	227,605,308	—	18,965	13,888,637

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Portfolio Trust and the Shareholders of DWS Core Plus Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Core Plus Income Fund (the "Fund") at January 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts March 25, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2013 to January 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/14	$1,026.70	$1,021.80	$1,022.80	$1,028.00	$1,028.10
Expenses Paid per $1,000*	$4.50	$8.26	$8.31	$3.22	$3.22
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/14	$1,020.77	$1,017.04	$1,016.99	$1,022.03	$1,022.03
Expenses Paid per $1,000*	$4.48	$8.24	$8.29	$3.21	$3.21

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Core Plus Income Fund	.88%	1.62%	1.63%	.63%	.63%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 8.57% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Core Plus Income Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003– present); Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZIBX	SZICX	SCSBX	SZIIX
CUSIP Number	23337F 102	23337F 201	23337F 300	23337F 508	23337F 607
Fund Number	463	663	763	2063	1463

Notes

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DCPIF-2
(R-026258-3 3/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CORE PLUS INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended January 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$83,032	$0	$0	$0
2013	$82,000	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended January 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$66,535	$0
2013	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended January 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$0	$66,535	$0	$66,535
2013	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 1, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 1, 2014